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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 18, 2004

               Date of earliest event reported: November 17, 2004


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                    75-2217002
      (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                     Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                     79065
  (Address of principal executive offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 2.02 Results of Operations and Financial Condition

    A copy of the press release issued by United Medicorp, Inc. on November 17, 2004, describing its results of operations for the quarter and nine months ended September 30, 2004, is attached hereto as exhibit 99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 9 Regulation FD Disclosure.


Item 7.01 Regulation FD Disclosure

         See Item 2.02 Results of Operations and Financial Disclosure


Item 9.01  Financial Statements and Exhibits
(c.)    Exhibits

    EXHIBIT
    NUMBER                       DESCRIPTION OF EXHIBIT
    ------                       ----------------------

      99.1                Press Release dated November 17, 2004




                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UNITED MEDICORP, INC.
                                                    (Registrant)



By:      /s/ Nathan Bailey                             Date: November 18, 2004
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         Nathan Bailey
         Vice President and Controller
         (Principal Accounting Officer)






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